Exhibit 10.2(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
              NCT Group, Inc. to Carole Salkind on August 24, 2005


                                                                     Conversion
        Issue Date           Due Date           Principal              Price
      -------------      --------------      ---------------       -------------
        08/24/05            02/24/06         $  979,259.94            $ 0.008